Exhibit 99.1
Investor Relations Contact
Doug Clark
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Delivers Record Q1 Results
•AI-first ARR more than triples year over year
•Total subscription revenue and RPO increases 13% year over year
•Record Q1 operating cash flows of $2.96 billion
SAN JOSE, Calif. – March 12, 2026 – Adobe (Nasdaq:ADBE), the global technology leader that unleashes creativity and productivity for individuals and businesses through innovative platforms and tools, today reported financial results for its first quarter FY2026 ended Feb. 27, 2026.
“Adobe delivered record Q1 results with AI-first ARR more than tripling year over year and subscription revenue growing 13 percent,” said Shantanu Narayen, chair and CEO, Adobe. “Our mission to empower everyone to create represents an even larger opportunity as content powers all experiences in the AI era.”
“Adobe delivered 13 percent subscription revenue growth and record Q1 cash flow of $2.96 billion,” said Dan Durn, executive vice president and CFO, Adobe. “As we accelerate AI-powered capabilities across creativity, productivity and customer experience orchestration, Adobe is well positioned for continued profitable growth.”
First Quarter FY2026 Financial Highlights
•Adobe achieved record revenue of $6.40 billion in its first quarter of FY2026, which represents 12% year-over-year growth, or 11% in constant currency. Diluted earnings per share was $4.60 on a GAAP basis and $6.06 on a non-GAAP basis.
•Total Adobe Annualized Recurring Revenue (“ARR”) exiting the quarter was $26.06 billion.
•GAAP operating income in the first quarter was $2.42 billion and non-GAAP operating income was $3.04 billion. GAAP net income was $1.89 billion and non-GAAP net income was $2.49 billion.
•Record Q1 cash flows from operations were $2.96 billion.
•Exiting the quarter, Remaining Performance Obligations (“RPO”) were $22.22 billion, and Current Remaining Performance Obligations (“cRPO”) were 67%.
•Adobe repurchased approximately 8.1 million shares during the quarter.
First Quarter FY2026 Customer Group Highlights
•Total Customer Group subscription revenue was $6.17 billion, which represents 13% year-over-year growth, or 12% in constant currency.
•Business Professionals & Consumers subscription revenue was $1.78 billion, which represents 16% year-over-year growth, or 15% in constant currency.
•Creative & Marketing Professionals subscription revenue was $4.39 billion, which represents 12% year-over-year growth, or 11% in constant currency.

Financial Targets
These targets factor in expectation for current macroeconomic conditions and do not include contributions from our pending acquisition of Semrush Holdings, Inc., subject to regulatory approvals and other customary closing conditions.
The following table summarizes Adobe’s second quarter FY2026 targets:

Total revenue	$6.43 billion to $6.48 billion
Business Professionals & Consumers subscription revenue	$1.80 billion to $1.82 billion
Creative & Marketing Professionals subscription revenue	$4.41 billion to $4.44 billion
Earnings per share[1]	GAAP: $4.35 to $4.40	Non-GAAP: $5.80 to $5.85
1Targets assume non-GAAP operating margin of ~44.5%, GAAP tax rate of ~22.5%, non-GAAP tax rate of ~18.0% and diluted share count of ~402 million for second quarter FY2026.
In addition, Adobe is reaffirming previously issued FY2026 targets.
Adobe CEO Announces Decision to Transition
Shantanu Narayen, who has served as CEO of Adobe for eighteen years, has decided to transition from his position as CEO after a successor has been appointed. Narayen will remain as Chair of the Board. The Board of Directors has appointed Frank Calderoni, Lead Independent Director of Adobe, as Chair to the special committee to direct the process that will consider both internal and external candidates.
Adobe to Host Conference Call
Adobe will webcast its first quarter fiscal year 2026 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our product development plans and new or enhanced offerings; our business, strategy, artificial intelligence (“AI”) and innovation momentum; our market and AI opportunity and future growth; market and AI trends; macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success and groups; industry positioning; expectations regarding acquisitions and other business transactions; and our financial targets and assumptions related thereto, including revenue, operating margin, operating efficiencies, annualized recurring revenue, tax rate, earnings per share and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; failure to compete effectively; issues relating to development and use of AI; damage to our reputation or brands; failure to realize the anticipated benefits of acquisitions, investments or other strategic transactions; failure to recruit and retain key personnel; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain our sales channels or critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic and geopolitical conditions; complex sales cycles; litigation, regulatory inquiries, investigations and other actions; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended Feb. 27, 2026, which Adobe expects to file in March 2026.
Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website. Definitions of our non-GAAP financial measures are provided in the Current Report on Form 8-K relating to this press release.

About Adobe
Adobe (Nasdaq: ADBE) empowers everyone to create through industry-leading platforms and tools that unleash creativity, productivity and personalized customer experiences. For more information, visit www.adobe.com.
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©2026 Adobe. All rights reserved. Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended
	February 27, 2026	February 28, 2025
Revenue:
Subscription	$6,198	$5,483
Product	90	95
Services and other	110	136
Total revenue	6,398	5,714

Cost of revenue:
Subscription	540	490
Product	6	6
Services and other	118	126
Total cost of revenue	664	622

Gross profit	5,734	5,092

Operating expenses:
Research and development	1,110	1,026
Sales and marketing	1,708	1,495
General and administrative	463	367
Amortization of intangibles	35	41
Total operating expenses	3,316	2,929

Operating income	2,418	2,163

Non-operating income (expense):
Interest expense	(63)	(62)
Investment gains (losses), net	5	6
Other income (expense), net	62	75
Total non-operating income (expense), net	4	19
Income before income taxes	2,422	2,182
Provision for income taxes	533	371
Net income	$1,889	$1,811
Basic net income per share	$4.60	$4.15
Shares used to compute basic net income per share	410	436
Diluted net income per share	$4.60	$4.14
Shares used to compute diluted net income per share	411	438

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	February 27, 2026	November 28, 2025
ASSETS

Current assets:
Cash and cash equivalents	$6,332	$5,431
Short-term investments	558	1,164
Trade receivables, net of allowances for doubtful accounts of $12 and $13, respectively	2,092	2,344
Prepaid expenses and other current assets	1,404	1,224
Total current assets	10,386	10,163

Property and equipment, net	1,852	1,873
Operating lease right-of-use assets, net	305	312
Goodwill	12,869	12,857
Other intangibles, net	454	495
Deferred income taxes	2,138	2,186
Other assets	1,700	1,610
Total assets	$29,704	$29,496

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$419	$417
Accrued expenses and other current liabilities	2,257	2,648
Debt	849	—
Deferred revenue	7,275	6,905
Income taxes payable	506	153
Operating lease liabilities	84	77
Total current liabilities	11,390	10,200

Long-term liabilities:
Debt	5,379	6,210
Deferred revenue	95	125
Income taxes payable	487	469
Operating lease liabilities	344	361
Other liabilities	576	508
Total liabilities	18,271	17,873

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	15,870	15,361
Retained earnings	47,170	45,354
Accumulated other comprehensive income (loss)	(295)	(245)
Treasury stock, at cost	(51,312)	(48,847)
Total stockholders’ equity	11,433	11,623
Total liabilities and stockholders’ equity	$29,704	$29,496

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	February 27, 2026	February 28, 2025
Cash flows from operating activities:
Net income	$1,889	$1,811
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	174	217
Stock-based compensation	509	475
Other non-cash adjustments	110	(152)
Changes in deferred revenue	340	231
Changes in other operating assets and liabilities	(64)	(100)
Net cash provided by operating activities	2,958	2,482

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	614	(401)
Purchases of property and equipment	(37)	(26)
Purchases and sales of long-term investments, intangibles and other assets, net	(103)	(57)
Net cash provided by (used for) investing activities	474	(484)

Cash flows from financing activities:
Repurchases of common stock	(2,478)	(3,250)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(39)	(63)
Proceeds from issuance of debt	—	1,997
Repayment of debt	—	(1,500)
Other financing activities, net	(27)	(25)
Net cash used for financing activities	(2,544)	(2,841)
Effect of exchange rate changes on cash and cash equivalents	13	(12)
Net change in cash and cash equivalents	901	(855)
Cash and cash equivalents at beginning of period	5,431	7,613
Cash and cash equivalents at end of period	$6,332	$6,758

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	February 27, 2026	February 28, 2025	November 28, 2025
Operating income:

GAAP operating income	$2,418	$2,163	$2,261
Stock-based and deferred compensation expense	514	469	501
Amortization of intangibles	39	83	61
Acquisition-related expenses	2	—	1
Loss contingency (*)	62	—	—
Non-GAAP operating income	$3,035	$2,715	$2,824

Net income:

GAAP net income	$1,889	$1,811	$1,856
Stock-based and deferred compensation expense	514	469	501
Amortization of intangibles	39	83	61
Acquisition-related expenses	2	—	1
Loss contingency (*)	62	—	—
Investment (gains) losses, net	(5)	(6)	(12)
Income tax adjustments	(13)	(133)	(113)
Non-GAAP net income	$2,488	$2,224	$2,294

Diluted net income per share:

GAAP diluted net income per share	$4.60	$4.14	$4.45
Stock-based and deferred compensation expense	1.25	1.07	1.20
Amortization of intangibles	0.10	0.19	0.15
Loss contingency (*)	0.15	—	—
Investment (gains) losses, net	(0.01)	(0.01)	(0.03)
Income tax adjustments	(0.03)	(0.31)	(0.27)
Non-GAAP diluted net income per share	$6.06	$5.08	$5.50

Shares used to compute diluted net income per share	411	438	417
The following table shows Adobe’s first quarter fiscal year 2026 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

First Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	22.0%
Income tax adjustments	(0.7)
Stock-based and deferred compensation expense	(3.0)
Loss contingency (*)	(0.3)
Non-GAAP effective income tax rate (**)	18.0%
(*) Associated with the settlement of an outstanding litigation matter which reflects ongoing negotiations
(**) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's second quarter fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Second Quarter Fiscal 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$4.35	$4.40
Stock-based and deferred compensation expense	1.33	1.33
Amortization of intangibles	0.10	0.10
Acquisition-related expenses	0.03	0.03
Income tax adjustments	(0.01)	(0.01)
Non-GAAP diluted net income per share	$5.80	$5.85

Shares used to compute diluted net income per share	402	402

Second Quarter Fiscal 2026
Operating margin:

GAAP operating margin	35.0%
Stock-based and deferred compensation expense	8.7
Amortization of intangibles	0.6
Acquisition-related expenses	0.2
Non-GAAP operating margin	44.5%

Second Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	22.5%
Stock-based and deferred compensation expense	(3.0)
Income tax adjustments	(1.5)
Non-GAAP effective income tax rate (**)	18.0%
(**) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate Adobe’s operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments and other items that are not considered part of Adobe’s ongoing operations, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.